UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2015

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2015, the Management Development and Compensation Committee of the Board of Directors (the “MDCC”) of Kulicke and Soffa Industries, Inc. (the “Company”) approved and adopted an Incentive Compensation Plan (the “Plan”), effective for the 2016 fiscal year. The Plan replaces in its entirety the Company’s Incentive Compensation Plan adopted on September 16, 2014. The MDCC approved the Plan based on its determination that it better aligns the interests of employees and shareholders than the prior plan and that overall it is in the best interests of the Company and its shareholders.
The Plan is administered by the MDCC. All employees, including executive officers, of the Company and its affiliates are eligible to participate in the Plan, provided they do not participate in certain of the Company’s other cash incentive plans. For the senior management of the Company including its executive officers, there is a single annual measurement period and payout per fiscal year, and individual awards will be calculated and paid from the pool based upon corporate net income and operating margin (each defined in the plan). For all other participants, there are five performance measurement periods, and payouts, per fiscal year, with 20% of the annual target determined as of each fiscal quarter and the remaining 20% determined based on results over the full year, and individual awards will be calculated and paid from the pool to employees based upon corporate net income and operating margin and the achievement of individual objectives (each defined in the plan). In addition, awards for employees that provide support to a specific business line will be based in part on the operating margin for that business line. Incentive targets for officers and other executive level positions are determined individually based on the MDCC’s assessment of competitive compensation practices. Incentive targets for other participants are determined based on market median competitive compensation practices for each salary grade level. Individual incentive calculations can range from 0% to 200% of the target incentive.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan document attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

September 25, 2015	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Incentive Compensation Plan